Exhibit 10.44

                                                           EXECUTION COUNTERPART


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT


                  AMENDMENT NO. 1 dated as of September 26, 2001, between XL CAPITAL LTD, a company incorporated under the laws of the Cayman Islands, British West Indies ("XL CAPITAL"), XL INSURANCE LTD, a Bermuda limited liability company ("XL INSURANCE"), MID OCEAN LIMITED, a corporation duly organized and validly existing under the laws of the Cayman Islands, British West Indies ("MID OCEAN") and XL RE, LTD (formerly known as XL MID OCEAN REINSURANCE LTD), a Bermuda limited liability company ("XL RE" and, together with XL Capital, XL Insurance and Mid Ocean, each a "BORROWER" and each a "GUARANTOR" and, collectively, the "BORROWERS" and the "GUARANTORS"; the Borrowers and the Guarantors being collectively referred to as the "OBLIGORS"), the BANKS party hereto, and THE CHASE MANHATTAN BANK, as Administrative Agent.

                  The Obligors, the Banks and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of August 31, 2001 (the "CREDIT AGREEMENT"), providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Borrowers in an aggregate principal amount not exceeding $100,000,000. The Obligors, the Banks and the Administrative Agent wish to amend the Credit Agreement in certain respects and accordingly the parties hereto hereby agree as follows:

                  Section 1. DEFINITIONS. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. AMENDMENTS. Effective as provided in Section 4 below, the Credit Agreement is hereby amended as follows:

                  2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                  2.02. Clause (b) of Section 8.04 is hereby amended to read in its entirety as follows:

                  "(b) NO MATERIAL ADVERSE CHANGE. Since December 31, 2000, there has been no material adverse change in the assets, business, financial condition or operations of such Borrower and its Subsidiaries, taken as a whole, except for losses caused by or relating to or arising out of the terrorist events of September 11, 2001; PROVIDED, HOWEVER, that XL Capital remains in compliance with Section 9.17."



                  AMENDMENT NO. 1 TO CREDIT AGREEMENT (5-YEAR)

                  2.03. Section 9.17 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "9.17 CONSOLIDATED NET WORTH. XL Capital will not permit its Consolidated Net Worth to be less than $4,250,000,000."

                  Section 3. REPRESENTATIONS AND WARRANTIES. Each Obligor hereby represents and warrants to the Administrative Agent and the Banks that (i) the representations and warranties set forth in Section 8 of the Credit Agreement are, on the date hereof, true and complete as if made on the date hereof (and after giving effect to this Amendment No. 1) and as if each reference in said
Section 8 to "this Agreement" includes reference to this Amendment No. 1 and
(ii) both immediately prior to and as of the date hereof, no Default has occurred and is continuing.

                  Section 4. CONDITIONS PRECEDENT. The amendments to the Credit Agreement set forth in Section 2 above shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

                  4.01. EXECUTION BY ALL PARTIES. This Amendment No. 1 shall have been executed and delivered by each of the Obligors and the Majority Banks.

                  4.02. AMENDMENT FEE. The Administrative Agent shall have received for the account of each Bank that consents to this Amendment No. 1 (evidenced by receipt by the Administrative Agent of an executed counterpart of this Amendment No. 1) an amendment fee in an amount equal to 0.03% of the sum of outstanding Loans and unused Commitments of each such Bank.

                  4.03. OTHER DOCUMENTS. Receipt by the Administrative Agent of such other documents as the Administrative Agent or special New York counsel to Chase may reasonably request.

                  Section 5. MISCELLANEOUS. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. Nothing in this Amendment No. 1 shall constitute a waiver of any rights and/or remedies that the Banks and/or the Administrative Agent may have under the Credit Agreement and nothing contained herein shall obligate the Banks to grant any future waiver of any provision of the Credit Agreement. XL Capital shall pay all reasonable expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, in connection with the preparation, negotiation, execution and delivery of this Amendment No. 1. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.




                  AMENDMENT NO. 1 TO CREDIT AGREEMENT (5-YEAR)

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

                              XL INSURANCE LTD,
                              as a Borrower and a Guarantor


                              By /s/ CHRIS COELHO
                                --------------------------------------------
                                  Name:  Chris Coehlo
                                  Title: Chief Financial Officer

                              MID OCEAN LIMITED,
                              as a Borrower and a Guarantor


                              By /s/ HENRY C. V. KEELING
                                --------------------------------------------
                                  Name:  Henry C. V. Keeling
                                  Title: President


                              XL RE LTD, (formerly known as MID
                              OCEAN REINSURANCE LTD),
                              as a Borrower and a Guarantor


                              By /s/ HENRY C. V. KEELING
                                --------------------------------------------
                                 Name:  Henry C. V. Keeling
                                 Title: President & Chief Executive Officer









                  AMENDMENT NO. 1 TO CREDIT AGREEMENT (5-YEAR)

                  IN WITNESS WHEREOF, XL Capital has caused this Amendment No. 1 to be duly executed as a Deed by an authorized officer as of the day and year first above written.

                                EXECUTED AS A DEED by XL CAPITAL LTD,
                                as a Borrower and a Guarantor

                                /s/ PAUL GIORDANO
                                --------------------------------------------
                                witness

                                By /s/ MICHAEL SIESE
                                  ------------------------------------------
                                  Name:  Michael Siese
                                  Title: Senior Vice President & Controller
























                  AMENDMENT NO. 1 TO CREDIT AGREEMENT (5-YEAR)

                           BANKS

                           THE CHASE MANHATTAN BANK, Individually
                           and as Administrative Agent


                           By  /s/ HELEN L. NEWCOMB
                              ----------------------------------------------
                              Title: Vice President

                           CITIBANK N.A.


                           By: /s/ MICHAEL TAYLOR
                              ----------------------------------------------
                              Title: VP


                           By:
                              ----------------------------------------------
                              Title:


                           DEUTSCHE BANK AG, NEW YORK AND/OR
                           CAYMAN ISLANDS BRANCHES


                           By: /s/ RUTH LEUNG
                              ----------------------------------------------
                              Title: Ruth Leung - Director

                           By: /s/ CLINTON M. JOHNSON
                              ----------------------------------------------
                              Title: Clinton M. Johnson - Managing Director


                           MELLON BANK, N.A.


                           By: /s/ KARLA K. MALOOF
                              ----------------------------------------------
                              Title: Vice President




                  AMENDMENT NO. 1 TO CREDIT AGREEMENT (5-YEAR)

                                 ROYAL BANK OF CANADA


                                 By
                                   --------------------------------
                                   Title:


                                 THE BANK OF BERMUDA LIMITED


                                 By: /s/ A. KERRY DAVISON
                                    --------------------------------
                                    Title: VP - Credit Manager -
                                           Corporate Cash Management

                                 CREDIT LYONNAIS NEW YORK BRANCH


                                 By: /s/ KEN RICCIARDI
                                    -----------------------------------------
                                    Title: VP


                                 STATE STREET BANK AND TRUST COMPANY


                                 By: /s/ EDWARD M. ANDERSON
                                    -----------------------------------------
                                    Title: Vice President


                                 BANQUE NATIONALE DE PARIS


                                 By
                                    --------------------------------
_                                   Title:


                                 By
                                    --------------------------------
                                   Title:



                  AMENDMENT NO. 1 TO CREDIT AGREEMENT (5-YEAR)

                                 THE BANK OF NOVA SCOTIA NY AGENCY


                                 By: /s/   TODD MELLER
                                    --------------------------------
                                    Title: Managing Director























                  AMENDMENT NO. 1 TO CREDIT AGREEMENT (5-YEAR)